Exhibit 10.8
AMENDMENT TO
LIEN SUBORDINATION AGREEMENT
DATED OCTOBER 8, 2003
AMENDMENT NO. 1 TO LIEN SUBORDINATION AGREEMENT
     AMENDMENT dated as of December 29, 2006 to the Lien Subordination Agreement dated as of October 8, 2003 (the “Agreement”) among the Companies named therein (the “Companies” and each a “Company”), Bank of America, N.A. (as successor to Fleet Capital Corporation), as Agent for the Senior Lenders referred to therein and The Bank of New York Trust Company, N.A. (as successor to The Bank of New York), as Trustee on behalf of the Noteholders referred to therein.
W I T N E S S E T H:
     WHEREAS, the Companies are amending the Indenture referred to in the Agreement to permit additional Future Priority Debt to be incurred, which Debt will be secured by Liens on the Collateral that will be entitled to the benefits of the lien subordination evidenced by the Agreement;
     NOW, THEREFORE, the parties hereto agree as follows:
     Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Agreement shall, after this Amendment becomes effective, refer to the Agreement as amended hereby.
     Section 2. Amendments to Certain Definitions. The definitions set forth below shall replace the definitions of such terms contained in the Agreement prior to the date of this amendment.
     “Agent” shall mean (x) Bank of America, N.A., as agent for the Senior Lenders under the Fleet Loan Documents and, after the consummation of any refinancing under the Fleet Loan Documents, the Refinancing Senior Loan Documents; and (y) each other agent, trustee or representative appointed by the holders of the Senior Debt under the applicable Senior Loan Documents and this Agreement.
     “Senior Debt” shall mean all obligations, liabilities and indebtedness of every nature of any Company from time to time owed to Agent or any Senior Lender under the Senior Loan Documents, including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable, whether before or after the filing of a Proceeding under the Bankruptcy Code, together with any interest accruing thereon after the commencement of a Proceeding, without regard to whether or not such interest is an allowed claim, and together with any “Product Obligations” under and as defined in the Senior Loan Agreement. It is expressly acknowledged by the Trustee that there is no limit to the amount of Senior Debt that may be outstanding from time to time.
     “Senior Loan Documents” shall mean (x) the Fleet Loan Documents and, after the consummation of any refinancing of the Senior Debt under the Fleet Loan Documents, the Refinancing Senior Loan Documents and (y) any financing documentation pursuant to which Future Priority Debt (as defined in the Indenture) is issued, as such financing documentation may be amended, supplemented or otherwise modified from time to time in compliance with this Agreement. The Agent on behalf of any Future Priority Debt that is issued shall notify the Companies and the Agent(s) party hereto from time to time when such Debt is issued; upon receipt of such notification, such Future Priority Debt will be entitled to the rights of Senior Debt hereunder.
     Section 3. References to Section 4.11(viii) of the Indenture. Each party hereto, including the Agent, hereby agrees that the Indenture has been modified such that Section 4.11(viii) imposes no limits on the amount of Senior Debt or any refinancing thereof, and that such modification has been made with the approval of the Agent.

     Section 4. Representations and Warranties. Each Company represents and warrants that the representations and warranties of the Companies set forth in Section 5 of the Agreement are true and correct on the date hereof.
     Section 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois.
     Section 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
     Section 7. Effectiveness. This Amendment shall become effective at the time that Neenah Foundry Company accepts for purchase a majority in principal amount of its outstanding 11% Senior Secured Notes due 2010 issued under the Indenture.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

TRUSTEE:

THE BANK OF NEW YORK TRUST COMPANY, N.A., on behalf of Noteholders

By:	/s/ Roxane Ellwanger

Name: Roxane Ellwanger
Title: Assistant Vice President

COMPANIES:

NFC CASTINGS, INC.

By:	/s/ Gary W. LaChey

	Name:	Gary W. LaChey
	Title:	Corporate Vice President - Finance and Chief Financial Officer

NEENAH FOUNDRY COMPANY

By:	/s/ Gary W. LaChey

	Name:	Gary W. LaChey
	Title:	Corporate Vice President - Finance and Chief Financial Officer

DEETER FOUNDRY, INC.
MERCER FORGE CORPORATION
DALTON CORPORATION
ADVANCED CAST PRODUCTS, INC.
GREGG INDUSTRIES, INC.
CAST ALLOYS, INC.
NEENAH TRANSPORT, INC.
A & M SPECIALTIES, INC.
BELCHER CORPORATION
PEERLESS CORPORATION
DALTON CORPORATION, WARSAW MANUFACTURING FACILITY
DALTON CORPORATION, ASHLAND MANUFACTURING FACILITY
DALTON CORPORATION, KENDALLVILLE MANUFACTURING FACILITY
DALTON CORPORATION, STRYKER MACHINING FACILITY CO.

By:	/s/ Gary W. LaChey

	Name:	Gary W. LaChey
	Title:	Corporate Vice President - Finance and Chief Financial Officer

AGENT:

BANK OF AMERICA, N.A. (successor to Fleet Capital Corporation), as Agent for the Senior Lenders

By:	/s/ Brian J. Wright

Name: Brian J. Wright
Title: Senior Vice President